                                PROMISSORY NOTE

$1,900,000.00                                                 Date: June 8, 2000

      FOR VALUE RECEIVED, MARINE FOREST RESORT, INC, a Japanese corporation, whose address is 2-3-7, Minato, Nago City, Okinawa, Japan (hereinafter referred to as "Marine Forest") hereby promises to pay to the order of CHALON INTERNATIONAL OF HAWAII, INC., a Hawaii corporation, whose address is Post Office Box 249, Hawai, Hawaii 96719 (hereinafter referred to as "Chalon-Hawaii"), or such other place as Chalon-Hawaii may designate in writing from time to time, the principal sum of ONE MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,900,000.00), together with interest thereon from the date of disbursement, being June 8, 2000, at the rate hereinafter provided in lawful money of the United States as follows:

            1. Interest. Interest shall be charged at the rate of the UNITED STATES PRIME RATE PLUS ONE PERCENT (as of June 8, 2000) per annum, which rate shall be fixed for the term of this Note, except in case of default, as specifically provided herein.

            2. Payments. Payment in full of the principal and interest shall be due and payable six (6) months following the making hereof. The payment deadline may be extended for up to six (6) months by the written consent of both parties. If Marine Forest does not make full payment of the principal amount by the end of the initial six (6) month period, Marine Forest shall pay any and all interest accrued up to and including the last day of the initial six (6) month period. All payments made under this Note shall be made without deduction and net of all taxes imposed by any taxing authority whatsoever.

            3. Prepayment. There shall be no premium charged to Marine Forest for prepayment at any time of all or a portion of the principal balance of this Promissory Note. Any partial prepayment shall be applied against the principal amount outstanding.

            4. Nonpayment and Default. At the option of Chalon-Hawaii and without notice or demand, this Note shall become immediately due and payable in full upon the occurrence of any of the following Events of Default: (1) Marine Forest defaults in the payment of principal or interest under this Note as due and when due; (2) Marine Forest defaults in its performance of any obligation or agreement under this Note, the Security Agreement dated of even or near even date herewith, or under any other instrument now or later evidencing or securing the indebtedness under this Note; or (3) if one or more of the following shall occur and is not discharged within sixty (60) days of its occurrence: (a) any property of Marine Forest under this Note is subject to lien, attachment, levy, or execution, (b) final judgement is entered against Marine Forest in an amount greater than $10,000.00, (c) Marine Forest becomes insolvent, or makes an assignment for the benefit of creditors, or (d) Marine Forest files a petition under the Federal Bankruptcy Act or any state laws intended for the relief of debtors.

            Upon any Event of Default, Marine Forest agrees to pay to Chalon-Hawaii on demand all unpaid principal and accrued interest and charges, plus any costs and attorney's fees incurred by Chalon-Hawaii in collecting and enforcing payment under this Note, whether or not a lawsuit is filed, time being of the essence. Upon such maturity or acceleration, the unpaid principal balance shall bear interest at the judgment rate of interest (currently 10% per year). Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is not paid when due and is placed in the hands of an attorney for collection, or suit is brought hereon, Marine Forest agrees to pay, in either case, all costs of collection, including a reasonable attorney's fee.

            Chalon-Hawaii shall have the right to set-off and apply without demand or notice any or all of Marine Forest's funds held by Chalon-Hawaii or owed by Marine Forest to Chalon-Hawaii, against the indebtedness secured by this Note, without first proceeding against any other Collateral.

            5. General Provisions. Marine Forest waive diligence, presentment, demand of payment, notice of non-payment, protest and notice of protest. This Note shall be binding upon Marine Forest, its general partners, limited partners, stockholders, officers, directors, and their successors and assigns.

            No delay or omission on the part of Chalon-Hawaii in exercising any right shall operate as a waiver of such right or of any other remedy under this Note. Notwithstanding anything to the contrary, time is of the essence. A waiver of any right on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on a future occasion.

            This note may be secured by a security agreement of even or near even date on property located in Okinawa and/or the State of Hawaii together with other security and shall be governed by and construed under the laws of the State of Hawaii.

                                   MARINE FOREST RESORT, INC., a Japanese
                                   Corporation


                                   By:  /s/ Masami Nisihata
                                      ----------------------
                                   Its:       President
                                      ----------------------

                                      2-3-7, Minato, Nago City, Okinawa, Japan

                                 PROMISSORY NOTE

$1,000,000.00                                              Date: August 24, 2000


            FOR VALUE RECEIVED, MARINE FOREST RESORT, INC, a Japanese corporation, whose address is 2-3-7, Minato, Nago City, Okinawa, Japan (hereinafter referred to as "Marine Forest") hereby promises to pay to the order of CHALON INTERNATIONAL OF HAWAII, INC., a Hawaii corporation, whose address is Post Office Box 249, Hawi, Hawaii 96719 (hereinafter referred to as "Chalon-Hawaii"), or such other place as Chalon-Hawaii may designate in writing from time to time, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), together with interest thereon from the date of disbursement, being August 24, 2000, at the rate hereinafter provided in lawful money of the United States as follows:

            1. Interest. Interest shall be charged at the rate of the UNITED STATES PRIME RATE PLUS ONE PERCENT (as of August 24, 2000) per annum, which rate shall be fixed for the term of this Note, except in case of default, as specifically provided herein.

            2. Payments. Payment in full of the principal and interest shall be due and payable six (6) months following the making hereof. The payment deadline may be extended for up to six (6) months by the written consent of both parties. If Marine Forest does not make full payment of the principal amount by the end of the initial six (6) month period, Marine Forest shall pay any and all interest accrued up to and including the last day of the initial six (6) month period. All payments made under this Note shall be made without deduction and net of all taxes imposed by any taxing authority whatsoever.

            3. Prepayment. There shall be no premium charged to Marine Forest for prepayment at any time of all or a portion of the principal balance of this Promissory Note. Any partial prepayment shall be applied against the principal amount outstanding.

            4. Nonpayment and Default. At the option of Chalon-Hawaii and without notice or demand, this Note shall become immediately due and payable in full upon the occurrence of any of the following Events of Default: (1) Marine Forest defaults in the payment of principal or interest under this Note as due and when due; (2) Marine Forest defaults in its performance of any obligation or agreement under this Note, the Security Agreement dated of even or near even date herewith, or under any other instrument now or later evidencing or securing the indebtedness under this Note; or (3) if one or more of the following shall occur and is not discharged within sixty (60) days of its occurrence: (a) any property of Marine Forest under this Note is subject to lien, attachment, levy, or execution, (b) final judgment is entered against Marine Forest in an amount greater than $10,000.00, (c) Marine Forest becomes insolvent, or makes an assignment for the benefit of creditors, or (d) Marine Forest files a petition under the Federal Bankruptcy Act or any state laws intended for the relief of debtors.

            Upon any Event of Default, Marine Forest agrees to pay to Chalon-Hawaii on demand all unpaid principal and accrued interest and charges, plus any costs and attorney's fees incurred by Chalon-Hawaii in collecting and enforcing payment under this Note, whether or not a lawsuit is filed, time being of the essence. Upon such maturity or acceleration, the unpaid principal balance shall bear interest at the judgment rate of interest (currently 10% per year). Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is not paid when due and is placed in the hands of an attorney for collection, or suit is brought hereon, Marine Forest agrees to pay, in either case, all costs of collection, including a reasonable attorney's fee.

            Chalon-Hawaii shall have the right to set-off and apply without demand or notice any or all of Marine Forest's funds held by Chalon-Hawaii or owed by Marine Forest to Chalon-Hawaii, against the indebtedness secured by this Note, without first proceeding against any other Collateral.

            5. General Provisions. Marine Forest waive diligence, presentment, demand of payment, notice of non-payment, protest and notice of protest. This Note shall be binding upon Marine Forest, its general partners, limited partners, stockholders, officers, directors, and their successors and assigns.

            No delay or omission on the part of Chalon-Hawaii in exercising any right shall operate as a waiver of such right or of any other remedy under this Note. Notwithstanding anything to the contrary, time is of the essence. A waiver of any right on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on a future occasion.

            This note may be secured by a security agreement of even or near even date on property located in Okinawa and/or the State of Hawaii together with other security and shall be governed by and construed under the laws of the State of Hawaii.

                                   MARINE FOREST RESORT, INC., a Japanese
                                   Corporation


                                   By:  /s/ Masami Nisihata
                                      ----------------------
                                   Its:       President
                                      ----------------------

                                      2-3-7, Minato, Nago City, Okinawa, Japan

                                 PROMISSORY NOTE

$400,000.00                                               Date: October 11, 2000

      FOR VALUE RECEIVED, MARINE FOREST RESORT, INC, a Japanese corporation, whose address is 2-3-7, Minato, Nago City, Okinawa, Japan (hereinafter referred to as "Marine Forest") hereby promises to pay to the order of CHALON INTERNATIONAL OF HAWAII, INC., a Hawaii corporation, whose address is Post Office Box 249, Hawi, Hawaii 96719 (hereinafter referred to as "Chalon-Hawaii"), or such other place as Chalon-Hawaii may designate in writing from time to time, the principal sum of FOUR HUNDRED THOUSAND AND NO/l00 DOLLARS ($500,000.00), together with interest thereon from the date of disbursement, being October 11, 2000, at the rate hereinafter provided in lawful money of the United States as follows:

      1. Interest. Interest shall be charged at the rate of the UNITED STATES PRIME RATE PLUS ONE PERCENT (as of October 11, 2000) per annum, which rate shall be fixed for the term of this Note, except in case of default, as specifically provided herein.

      2. Payments. Payment in full of the principal and interest shall be due and payable six (6) months following the making hereof. The payment deadline may be extended for up to six (6) months by the written consent of both parties. If Marine Forest does not make full payment of the principal amount by the end of the initial six (6) month period, Marine Forest shall pay any and all interest accrued up to and including the last day of the initial six (6) month period. All payments made under this Note shall be made without deduction and net of all taxes imposed by any taxing authority whatsoever.

      3. Prepayment. There shall be no premium charged to Marine Forest for prepayment at any time of all or a portion of the principal balance of this Promissory Note. Any partial prepayment shall be applied against the principal amount outstanding.

      4. Nonpayment and Default. At the option of Chalon-Hawaii and without notice or demand, this Note shall become immediately due and payable in full upon the occurrence of any of the following Events of Default: (1) Marine Forest defaults in the payment of principal or interest under this Note as due and when due; (2) Marine Forest defaults in it performance of any obligation or agreement under this Note, the Security Agreement dated of even or near even date herewith, or under any other instrument now or later evidencing or securing the indebtedness under this Note; or (3) if one or more of the following shall occur and is not discharged within sixty (60) days of its occurrence: (a) any property of Marine Forest under this Note is subject to lien, attachment, levy, or execution, (b) final judgement is entered against Marine Forest in an amount greater than $10,000.00, (c) Marine Forest becomes insolvent, or makes an assignment for the benefit of creditors, or (d) Marine Forest files a petition under the Federal Bankruptcy Act or any state laws intended for the relief of debtors.

      Upon any Event of Default, Marine Forest agrees to pay to Chalon-Hawaii on demand all unpaid principal and accrued interest and charges, plus any costs and attorney's fees incurred by Chalon-Hawaii in collecting and enforcing payment under this Note, whether or not a lawsuit is flied, time being of the essence. Upon such maturity or acceleration, the unpaid principal balance shall bear interest at the judgement rate of interest (currently 10% per year). Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is not paid when due and is placed in the hands of an attorney for collection, or suit is brought hereon, Marine Forest agrees to pay, in either case, all costs of collection, including a reasonable attorney's fees.

      Chalon-Hawaii shall have the right to set-off and apply without demand or notice any or all of Marine Forest's funds held by Chalon-Hawaii or owed by Marine Forest to Chalon-Hawaii, against the indebtedness secured by this Note, without first proceeding against any other Collateral.

      5. General Provisions. Marine Forest waive diligence, presentment, demand of payment, notice of non-payment, protest and notice of protest. This Note shall be binding upon Marine Forest, its general partners, limited partners, stockholders, officers, directors, and their successors and assigns.

      No delay or omission on the part of Chalon-Hawaii in exercising any right shall operate as a waiver of such right or of any other remedy under this Note. Notwithstanding anything to the contrary, time is of the essence. A waiver of any right on any one occasion shall not be constructed as a bar to or waiver of any such right and/or remedy on a future occasion.

      This note may be secured by a security agreement of even or near even date on property located in Okinawa and/or the State of Hawaii together with other security and shall be governed by and constructed under the laws of the State of Hawaii.

                                   MARINE FOREST RESORT, INC., a Japanese
                                   Corporation


                                   By:  /s/ Masami Nisihata
                                      ----------------------
                                   Its:       President
                                      ----------------------

                                      2-3-7, Minato, Nago City, Okinawa, Japan

                                 PROMISSORY NOTE

$500,000.00                                               Date: November 9, 2000

      FOR VALUE RECEIVED, MARINE FOREST RESORT, INC, a Japanese corporation, whose address is 2-3-7, Minato, Nago City, Okinawa, Japan (hereinafter referred to as "Marine Forest") hereby promises to pay to the order of CHALON INTERNATIONAL OF HAWAII, INC., a Hawaii corporation, whose address is Post Office Box 249, Hawi, Hawaii 96719 (hereinafter referred to as "Chalon-Hawaii"), or such other place as Chalon-Hawaii may designate in writing from time to time, the principal sum of FIVE HUNDRED THOUSAND AND NO/l00 DOLLARS ($500,000.00), together with interest thereon from the date of disbursement, being November 9, 2000, at the rate hereinafter provided in lawful money of the United States as follows:

      1. Interest. Interest shall be charged at the rate of the UNITED STATES PRIME RATE PLUS ONE PERCENT (as of November 9, 2000) per annum, which rate shall be fixed for the term of this Note, except in case of default, as specifically provided herein.

      2. Payments. Payment in full of the principal and interest shall be due and payable six (6) months following the making hereof. The payment deadline may be extended for up to six (6) months by the written consent of both parties. If Marine Forest does not make full payment of the principal amount by the end of the initial six (6) month period, Marine Forest shall pay any and all interest accrued up to and including the last day of the initial six (6) month period. All payments made under this Note shall be made without deduction and net of all taxes imposed by any taxing authority whatsoever.

      3. Prepayment. There shall be no premium charged to Marine Forest for prepayment at any time of all or a portion of the principal balance of this Promissory Note. Any partial prepayment shall be applied against the principal amount outstanding.

      4. Nonpayment and Default. At the option of Chalon-Hawaii and without notice or demand, this Note shall become immediately due and payable in full upon the occurrence of any of the following Events of Default: (1) Marine Forest defaults in the payment of principal or interest under this Note as due and when due; (2) Marine Forest defaults in it performance of any obligation or agreement under this Note, the Security Agreement dated of even or near even date herewith, or under any other instrument now or late evidencing or securing the indebtedness under this Note; or (3) if one or more of the following shall occur and is not discharged within sixty (60) days of its occurrence: (a) any property of Marine Forest under this Note is subject to lien, attachment, levy, or execution, (b) final judgement is entered against Marine Forest in an amount greater than $10,000.00, (c) Marine Forest becomes insolvent, or makes an assignment for the benefit of creditors, or (d) Marine Forest files a petition under the Federal Bankruptcy Act or any state laws intended for the relief of debtors.

      Upon any Event of Default, Marine Forest agrees to pay to Chalon-Hawaii on demand all unpaid principal and accrued interest and charges, plus any costs and attorney's fees incurred by Chalon-Hawaii in collecting and enforcing payment under this Note, whether or not a lawsuit is filed, time being of the essence. Upon such maturity or acceleration, the unpaid principal balance shall bear interest at the judgement rate of interest (currently 10% per year). Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is not paid when due and is placed in the hands of an attorney for collection, or suit is brought hereon, Marine Forest agrees to pay, in either case, all costs of collection, including a reasonable attorney's fees.

      Chalon-Hawaii shall have the right to set-off and apply without demand or notice any or all of Marine Forest's funds held by Chalon-Hawaii or owed by Marine Forest to Chalon-Hawaii, against the indebtedness secured by this Note, without first proceeding against any other Collateral.

      5. General Provisions. Marine Forest waive diligence, presentment, demand of payment, notice of non-payment, protest and notice of protest. This Note shall be binding upon Marine Forest, its general partners, limited partners, stockholders, officers, directors, and their successors and assigns.

      No delay or omission on the part of Chalon-Hawaii in exercising any right shall operate as a waiver of such right or of any other remedy under this Note. Notwithstanding anything to the contrary, time is of the essence. A waiver of any right on any one occasion shall not be constructed as a bar to or waiver of any such right and/or remedy on a future occasion.

      This note may be secured by a security agreement of even or near even date on property located in Okinawa and/or the State of Hawaii together with other security and shall be governed by and constructed under the laws of the State of Hawaii.

                                   MARINE FOREST RESORT, INC., a Japanese
                                   Corporation


                                   By:  /s/ Masami Nisihata
                                      ----------------------
                                   Its:       President
                                      ----------------------

                                      2-3-7, Minato, Nago City, Okinawa, Japan

                                 PROMISSORY NOTE

$3,000,000.00                                            Date: November 15, 2000

      FOR VALUE RECEIVED, MARINE FOREST RESORT, INC, a Japanese corporation, whose address is 2-3-7, Minato, Nago City, Okinawa, Japan (hereinafter referred to as "Marine Forest") hereby promises to pay to the order of CHALON INTERNATIONAL OF HAWAII, INC., a Hawaii corporation, whose address is Post Office Box 249, Hawi, Hawaii 96719 (hereinafter referred to as "Chalon-Hawaii"), or such other place as Chalon-Hawaii may designate in writing from time to time, the principal sum of THREE MILLION AND NO/l00 DOLLARS ($3,000,000.00), together with interest thereon from the date of disbursement, being November 15, 2000, at the rate hereinafter provided in lawful money of the United States as follows:

      1. Interest. Interest shall be charged at the rate of the UNITED STATES PRIME RATE PLUS ONE PERCENT (as of November 15, 2000) per annum, which rate shall be fixed for the term of this Note, except in case of default, as specifically provided herein.

      2. Payments. Payment in full of the principal and interest shall be due and payable six (6) months following the making hereof. The payment deadline may be extended for up to six (6) months by the written consent of both parties. If Marine Forest does not make full payment of the principal amount by the end of the initial six (6) month period, Marine Forest shall pay any and all interest accrued up to and including the last day of the initial six (6) month period. All payments made under this Note shall be made without deduction and net of all taxes imposed by any taxing authority whatsoever.

      3. Prepayment. There shall be no premium charged to Marine Forest for prepayment at any time of all or a portion of the principal balance of this Promissory Note. Any partial prepayment shall be applied against the principal amount outstanding.

      4. Nonpayment and Default. At the option of Chalon-Hawaii and without notice or demand, this Note shall become immediately due and payable in full upon the occurrence of any of the following Events of Default: (1) Marine Forest defaults in the payment of principal or interest under this Note as due and when due; (2) Marine Forest defaults in it performance of any obligation or agreement under this Note, the Security Agreement dated of even or near even date herewith, or under any other instrument now or later evidencing or securing the indebtedness under this Note; or (3) if one or more of the following shall occur and is not discharged within sixty (60) days of its occurrence: (a) any property of Marine Forest under this Note is subject to lien, attachment, levy, or execution, (b) final judgement is entered against Marine Forest in an amount greater than $10,000.00, (c) Marine Forest becomes insolvent, or makes an assignment for the benefit of creditors, or (d) Marine Forest files a petition under the Federal Bankruptcy Act or any state laws intended for the relief of debtors.

      Upon any Event of Default, Marine Forest agrees to pay to Chalon-Hawaii on demand all unpaid principal and accrued interest and charges, plus any costs and attorneys fees incurred by Chalon-Hawaii in collecting and enforcing payment under this Note, whether or not a lawsuit is filed, time being of the essence. Upon such maturity or acceleration, the unpaid principal balance shall bear interest at the judgement rate of interest (currently 10% per year). Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is not paid when due and is placed in the hands of an attorney for collection, or suit is brought hereon, Marine Forest agrees to pay, in either case, all costs of collection, including a reasonable attorney's fees.

      Chalon-Hawaii shall have the right to set-off and apply without demand or notice any or all of Marine Forest's funds held by Chalon-Hawaii or owed by Marine Forest to Chalon-Hawaii, against the indebtedness secured by this Note, without first proceeding against any other Collateral.

      5. General Provisions. Marine Forest waive diligence, presentment, demand of payment, notice of non-payment, protest and notice of protest. This Note shall be binding upon Marine Forest, its general partners, limited partners, stockholders, officers, directors, and their successors and assigns.

      No delay or omission on the part of Chalon-Hawaii in exercising any right shall operate as a waiver of such right or of any other remedy under this Note. Notwithstanding anything to the contrary, time is of the essence. A waiver of any right on any one occasion shall not be constructed as a bar to or waiver of any such right and/or remedy on a future occasion.

      This note may be secured by a security agreement of even or near even date on property located in Okinawa and/or the State of Hawaii together with other security and shall be governed by and constructed under the laws of the State of Hawaii.

                                   MARINE FOREST RESORT, INC., a Japanese
                                   Corporation


                                   By:   /s/ Masami Nisihata
                                      ----------------------
                                   Its:       President
                                      ----------------------

                                      2-3-7, Minato, Nago City, Okinawa, Japan

                                PROMISSORY NOTE

$1,000,000.00                                            Date: December 18, 2000

     FOR VALUE RECEIVED, MARINE FOREST RESORT, INC. a Japanese corporation, whose address is 2-3-7, Minato, Nago City, Okinawa, Japan (hereinafter referred to as "Marine Forest") hereby promises to pay to the order of CHALON INTERNATIONAL OF HAWAII, INC., a Hawaii corporation, whose address is Post Office Box 249, Hawi, Hawaii 96719 (hereinafter referred to as "Chalon-Hawaii"), or such other place as Chalon-Hawaii may designate in writing from time to time, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), together with interest thereon from the date of disbursement, being December 18, 2000, at the rate hereinafter provided in lawful money of the United States as follows:

     1. Interest. Interest shall be charged at the rate of the UNITED STATES PRIME RATE, PLUS ONE PERCENT (as of December 18, 2000) per annum, which rate shall be fixed for the term of this Note, except in case of default, as specifically provided herein.

     2. Payments. Payment in full of the principal and interest shall be due and payable six (6) months following the making hereof. The payment deadline may be extended for up to six (6) months by the written consent of both parties. If Marine Forest does not make full payment of the principal amount by the end of the initial six (6) month period, Marine Forest shall pay any and all interest accrued up to and including the last day of the initial six (6) month period. All payments made under this Note shall be made without deduction and net of all taxes imposed by any taxing authority whatsoever.

     3. Prepayment. There shall be no premium charged to Marine Forest for prepayment at any time of all or a portion of the principal balance of this Promissory Note. Any partial prepayment shall be applied against the principal amount outstanding.

     4. Nonpayment and Default. At the option of Chalon-Hawaii and without notice or demand, this Note shall become immediately due and payable in full upon the occurrence of any of the following Events of Default: (1) Marine Forest defaults in the payment of principal or interest under this Note as due and when due; (2) Marine Forest defaults in it performance of any obligation or agreement under this Note, the Security Agreement dated of even or near even date herewith, or under any other instrument now or later evidencing or securing the indebtedness under this Note; or (3) if one or more of the following shall occur and is not discharged within sixty (60) days of its occurrence: (a) any property of Marine Forest under this Note is subject to lien, attachment, levy, or execution, (b) final judgement is entered against Marine Forest in an amount greater than $10,000.00, (c) Marine Forest becomes insolvent, or makes an assignment for the benefit of creditors, or (d) Marine Forest files a petition under the Federal Bankruptcy Act or any state laws intended for the relief of debtors.

     Upon any Event of Default, Marine Forest agrees to pay to Chalon-Hawaii on demand all unpaid principal and accrued interest and charges, plus any costs and attorney's fees incurred by Chalon-Hawaii in collecting and enforcing payment under this Note, whether or not a lawsuit is filed, time being of the essence. Upon such maturity or acceleration, the unpaid principal balance shall bear interest at the judgment rate of interest (currently 10% per year). Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is not paid when due and is placed in the hands of an attorney for collection, or suit is brought hereon, Marine Forest agrees to pay, in either case, all costs of collection, including a reasonable attorney's fees.

     Chalon-Hawaii shall have the right to set-off and apply without demand or notice any or all of Marine Forest's funds held by Chalon-Hawaii or owed by Marine Forest to Chalon-Hawaii, against the indebtedness secured by this Note, without first proceeding against any other Collateral.

     5. General Provisions. Marine Forest waive diligence, presentment, demand of payment, notice of non-payment, protest and notice of protest. This Note shall be binding upon Marine Forest, its general partners, limited partners, stockholders, officers, directors, and their successors and assigns.

     No delay or omission on the part of Chalon-Hawaii in exercising any right shall operate as a waiver of such right or of any other remedy under this Note. Notwithstanding anything to the contrary, time is of the essence. A waiver of any right on any one occasion shall not be constructed as a bar to or waiver of any such right and/or remedy on a future occasion.

     This note may be secured by a security agreement of even or near even date on property located in Okinawa and/or the State of Hawaii together with other security and shall be governed by and constructed under the laws of the State of Hawaii.

                                        MARINE FOREST RESORT, INC.,
                                        a Japanese Corporation


                                        By: /s/ Masami Nisihata
                                            ------------------------------------

                                        Its: President
                                             -----------------------------------

                                        2-3-7, Minato, Nago City, Okinawa, Japan

                                PROMISSORY NOTE

$1,000,000.00                                             Date: January 24, 2001


     FOR VALUE RECEIVED, MARINE FOREST RESORT, INC. a Japanese corporation, whose address is 2-3-7, Minato, Nago City, Okinawa, Japan (hereinafter referred to as "Marine Forest") hereby promises to pay to the order of CHALON INTERNATIONAL OF HAWAII, INC., a Hawaii corporation, whose address is Post Office Box 249, Hawi, Hawaii 96719 (hereinafter referred to as "Chalon-Hawaii"), or such other place as Chalon-Hawaii may designate in writing from time to time, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), together with interest thereon from the date of disbursement, being January 24, 2001, at the rate hereinafter provided in lawful money of the United States as follows:

     1. Interest. Interest shall be charged at the rate of the UNITED STATES PRIME RATE PLUS ONE PERCENT (as of January 24, 2001) per annum, which rate shall be fixed for the term of this Note, except in case of default, as specially provided herein.

     2. Payments. Payment in full of the principal and interest shall be due and payable six (6) months following the making hereof. The payment deadline may be extended for up to six (6) months by the written consent of both parties. If Marine Forest does not make full payment of the principal amount by the end of the initial six (6) month period, Marine Forest shall pay any and all interest accrued up to and including the last day of the initial six (6) month period. All payments made under this Note shall be made without deduction and net of all taxes imposed by any taxing authority whatsoever.

     3. Prepayment. There shall be no premium charged to Marine Forest for prepayment at any time of all or a portion of the principal balance of this Promissory Note. Any partial prepayment shall be applied against the principal amount outstanding.

     4. Nonpayment and Default. At the option of Chalon-Hawaii and without notice or demand, this Note shall become immediately due and payable in full upon the occurrence of any of the following Events of Default: (1) Marine Forest defaults in the payment of principal or interest under this Note as due and when due; (2) Marine Forest defaults in it performance of any obligation or agreement under this Note, the Security Agreement dated of even or near even date herewith, or under any other instrument now or later evidencing or securing the indebtedness under this Note; or (3) if one or more of the following shall occur and is not discharged within sixty (60) days of its occurrence: (a) any property of Marine Forest under this Note is subject to lien, attachment, levy, or execution, (b) final judgement is entered against Marine Forest in an amount greater than $10,000.00, (c) Marine Forest becomes insolvent, or makes an assignment for the benefit of creditors, or (d) Marine Forest files a petition under the Federal Bankruptcy Act or any state laws intended for the relief of debtors.

     Upon any Event of Default, Marine Forest agrees to pay to Chalon-Hawaii on demand all unpaid principal and accrued interest and charges, plus any costs and attorney's fees incurred by Chalon-Hawaii in collecting and enforcing payment under this Note, whether or not a lawsuit is filed, time being of the essence. Upon such maturity or acceleration, the unpaid principal balance shall bear interest at the judgement rate of interest (currently 10% per year). Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is not paid when due and is placed in the hands of an attorney for collection, or suit is brought hereon, Marine Forest agrees to pay, in either case, all costs of collection, including a reasonable attorney's fees.

     Chalon-Hawaii shall have the right to set-off and apply without demand or notice any or all of Marine Forest's funds held by Chalon-Hawaii or owed by Marine Forest to Chalon-Hawaii, against the indebtedness secured by this Note, without first proceeding against any other Collateral.

     5. General Provisions. Marine Forest waive diligence, presentment, demand of payment, notice of non-payment, protest and notice of protest. This Note shall be binding upon Marine Forest, its general partners, limited partners, stockholders, officers, directors, and their successors and assigns.

     No delay or omission on the part of Chalon-Hawaii in exercising any right shall operate as a waiver of such right or of any other remedy under this Note. Notwithstanding anything to the contrary, time is of the essence. A waiver of any right on any one occasion shall not be constructed as a bar to or waiver of any such right and/or remedy on a future occasion.

     This note may be secured by a security agreement of even or near even date on property located in Okinawa and/or the State of Hawaii together with other security and shall be governed by and constructed under the laws of the State of Hawaii.

                                        MARINE FOREST RESORT, INC.,
                                        a Japanese Corporation

                                        By: /s/ Masami Nisihata
                                            ------------------------------------
                                            Its: President
                                                 -------------------------------

                                        2-3-7, Minato, Nago City, Okinawa, Japan

                                PROMISSORY NOTE

$500,000.00                                              Date: February 23, 2001

     FOR VALUE RECEIVED, MARINE FOREST RESORT, INC., a Japanese corporation, whose address is 2-3-7 Minato, Nago City, Okinawa, Japan (hereinafter referred to as "Marine Forest") hereby promises to pay to the order of CHALON INTERNATIONAL OF HAWAII, INC., a Hawaii corporation, whose address is Post Office Box 249, Hawi, Hawaii 96719 (hereinafter referred to as "Chalon-Hawaii"), or such other place as Chalon-Hawaii may designate in writing from time to time, the principal sum of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00), together with interest thereon from the date of disbursement, being February 23, 2001, at the rate hereinafter provided in lawful money of the United States as follows:

     1. Interest. Interest shall be charged at the rate of the UNITED STATES PRIME RATE PLUS ONE PERCENT (as of February 23, 2001) per annum, which rate shall be fixed for the term of this Note, except in case of default, as specifically provided herein.

     2. Payments. Payment in full of the principal and interest shall be due and payable six (6) months following the making hereof. The payment deadline may be extended for up to six (6) months by the written consent of both parties. If Marine Forest does not make full payment of the principal amount by the end of the initial six (6) month period, Marine Forest shall pay any and all interest accrued up to and including the last day of the initial six (6) month period. All payments made under this Note shall be made without deduction and net of all taxes imposed by any taxing authority whatsoever.

     3. Prepayment. There shall be no premium charged to Marine Forest for prepayment at any time of all or a portion of the principal balance of this Promissory Note. Any partial prepayment shall be applied against the principal amount outstanding.

     4. Nonpayment and Default. At the option of Chalon-Hawaii and without notice or demand, this Note shall become immediately due and payable in full upon the occurrence of any of the following Events of Default: (1) Marine Forest defaults in the payment of principal or interest under this Note as due and when due; (2) Marine Forest defaults in it performance of any obligation or agreement under this Note, the Security Agreement dated of even or near even date herewith, or under any other instrument now or later evidencing or securing the indebtedness under this Note; or (3) if one or more of the following shall occur and is not discharged within sixty (60) days of its occurrence: (a) any property of Marine Forest under this Note is subject to lien, attachment, levy, or execution, (b) final judgement is entered against Marine Forest in an amount greater than $10,000.00, (c) Marine Forest becomes insolvent, or makes an assignment for the benefit of creditors, or (d) Marine Forest files a petition under the Federal Bankruptcy Act or any state laws intended for the relief of debtors.

     Upon any Event of Default, Marine Forest agrees to pay to Chalon-Hawaii on demand all unpaid principal and accrued interest and charges, plus any costs and attorney's fees incurred by Chalon-Hawaii in collecting and enforcing payment under this Note, whether or not a lawsuit is filed, time being of the essence. Upon such maturity or acceleration, the unpaid principal balance shall bear interest at the judgment rate of interest (currently 10% per year). Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is not paid when due and is placed in the hands of an attorney for collection, or suit is brought hereon, Marine Forest agrees to pay, in either case, all costs of collection, including a reasonable attorney's fees.

     Chalon-Hawaii shall have the right to set-off and apply without demand or notice any or all of Marine Forest's funds held by Chalon-Hawaii or owed by Marine Forest to Chalon-Hawaii, against the indebtedness secured by this Note, without first proceeding against any other Collateral.

     5. General Provisions. Marine Forest waive diligence, presentment, demand of payment, notice of non-payment, protest and notice of protest. This Note shall be binding upon Marine Forest, its general partners, limited partners, stockholders, officers, directors, and their successors and assigns.

     No delay or omission on the part of Chalon-Hawaii in exercising any right shall operate as a waiver of such right or of any other remedy under this Note. Notwithstanding anything to the contrary, time is of the essence. A waiver of any right on any one occasion shall not be constructed as a bar to or waiver of any such right and/or remedy on a future occasion.

     This note may be secured by a security agreement of even or near even date on property located in Okinawa and/or the State of Hawaii together with other security and shall be governed by and constructed under the laws of the State of Hawaii.

                                        MARINE FOREST RESORT, INC.,
                                        A Japanese Corporation


                                        By: /s/ Masami Nisihata
                                            ------------------------------------

                                        Its: President
                                             -----------------------------------

                                        2-3-7, Minato, Nago City, Okinawa, Japan

                                PROMISSORY NOTE

$200,000.00                                                 Date: March 23, 2001

     FOR VALUE RECEIVED, MARINE FOREST RESORT, INC., a Japanese corporation, whose address is 2-3-7, Minato, Nago City, Okinawa, Japan (hereinafter referred to as "Marine Forest") hereby promises to pay to the order of CHALON INTERNATIONAL OF HAWAII, INC., a Hawaii corporation, whose address is Post Office Box 249, Hawi, Hawaii 96719 (hereinafter referred to as "Chalon-Hawaii"), or such other place as Chalon-Hawaii may designate in writing from time to time, the principal sum of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00), together with interest thereon from the date of disbursement, being March 23, 2001, at the rate hereinafter provided in lawful money of the United States as follows:

     1. Interest. Interest shall be charged at the rate of the UNITED STATES PRIME RATE PLUS ONE PERCENT (as of March 23, 2001) per annum, which rate shall be fixed for the term of this Note, except in case of default, as specifically provided herein.

     2. Payments. Payment in full of the principal and interest shall be due and payable six (6) months following the making hereof. The payment deadline may be extended for up to six (6) months by the written consent of both parties. If Marine Forest does not make full payment of the principal amount by the end of the initial six (6) month period, Marine Forest shall pay any and all interest accrued up to and including the last day of the initial six (6) month period. All payments made under this Note shall be made without deduction and net of all taxes imposed by any taxing authority whatsoever.

     3. Prepayment. There shall be no premium charged to Marine Forest for prepayment at any time of all or a portion of the principal balance of this Promissory Note. Any partial prepayment shall be applied against the principal amount outstanding.

     4. Nonpayment and Default. At the option of Chalon-Hawaii and without notice or demand, this Note shall become immediately due and payable in full upon the occurrence of any of the following Events of Default: (1) Marine Forest defaults in the payment of principal or interest under this Note as due and when due; (2) Marine Forest defaults in it performance of any obligation or agreement under this Note, the Security Agreement dated of even or near even date herewith, or under any other instrument now or later evidencing or securing the indebtedness under this Note; or (3) if one or more of the following shall occur and is not discharged within sixty (60) days of its occurrence: (a) any property of Marine Forest under this Note is subject to lien, attachment, levy, or execution, (b) final judgement is entered against Marine Forest in an amount greater than $10,000.00, (c) Marine Forest becomes insolvent, or makes an assignment for the benefit of creditors, or (d) Marine Forest files a petition under the Federal Bankruptcy Act or any state laws intended for the relief of debtors.

     Upon any Event of Default, Marine Forest agrees to pay to Chalon-Hawaii on demand all unpaid principal and accrued interest and charges, plus any costs and attorney's fees incurred by Chalon-Hawaii in collecting and enforcing payment under this Note, whether or not a lawsuit is filed, time being of the essence. Upon such maturity or acceleration, the unpaid principal balance shall bear interest at the judgment rate of interest (currently 10% per year). Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is not paid when due and is placed in the hands of an attorney for collection, or suit is brought hereon, Marine Forest agrees to pay, in either case, all costs of collection, including a reasonable attorney's fees.

     Chalon-Hawaii shall have the right to set-off and apply without demand or notice any or all of Marine Forest's funds held by Chalon-Hawaii or owed by Marine Forest to Chalon-Hawaii, against the indebtedness secured by this Note, without first proceeding against any other Collateral.

     5. General Provisions. Marine Forest waive diligence, presentment, demand of payment, notice of non-payment, protest and notice of protest. This Note shall be binding upon Marine Forest, its general partners, limited partners, stockholders, officers, directors, and their successors and assigns.

     No delay or omission on the part of Chalon-Hawaii in exercising any right shall operate as a waiver of such right or of any other remedy under this Note. Notwithstanding anything to the contrary, time is of the essence. A waiver of any right on any one occasion shall not be constructed as a bar to or waiver of any such right and/or remedy on a future occasion.

     This note may be secured by a security agreement of even or near even date on property located in Okinawa and/or the State of Hawaii together with other security and shall be governed by and constructed under the laws of the State of Hawaii.

                                        MARINE FOREST RESORT, INC.,
                                        a Japanese Corporation


                                        By: /s/ Masami Nisihata
                                            ------------------------------------

                                        Its: President
                                             -----------------------------------

                                        2-3-7, Minato, Nago City, Okinawa, Japan

                                PROMISSORY NOTE

$250,000.00                                                   Date: May 23, 2001

     FOR VALUE RECEIVED, MARINE FOREST RESORT, INC., a Japanese corporation, whose address is 2-3-7, Minato, Nago City, Okinawa, Japan (hereinafter referred to as "Marine Forest") hereby promises to pay to the order of CHALON INTERNATIONAL OF HAWAII, INC., a Hawaii corporation, whose address is Post Office Box 249, Hawi, Hawaii 96719 (hereinafter referred to as "Chalon-Hawaii"), or such other place as Chalon-Hawaii may designate in writing from time to time, the principal sum of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00), together with interest thereon from the date of disbursement, being May 23, 2001, at the rate hereinafter provided in lawful money of the United States as follows:

     1. Interest. Interest shall be charged at the rate of the UNITED STATES PRIME RATE PLUS ONE PERCENT (as of May 23, 2001) per annum, which rate shall be fixed for the term of this Note, except in case of default, as specifically provided herein.

     2. Payments. Payment in full of the principal and interest shall be due and payable six (6) months following the making hereof. The payment deadline may be extended for up to six (6) months by the written consent of both parties. If Marine Forest does not make full payment of the principal amount by the end of the initial six (6) month period, Marine Forest shall pay any and all interest accrued up to and including the last day of the initial six (6) month period. All payments made under this Note shall be made without deduction and net of all taxes imposed by any taxing authority whatsoever.

     3. Prepayment. There shall be no premium charged to Marine Forest for prepayment at any time of all or a portion of the principal balance of this Promissory Note. Any partial prepayment shall be applied against the principal amount outstanding.

     4. Nonpayment and Default. At the option of Chalon-Hawaii and without notice or demand, this Note shall become immediately due and payable in full upon the occurrence of any of the following Events of Default: (1) Marine Forest defaults in the payment of principal or interest under this Note as due and when due; (2) Marine Forest defaults in it performance of any obligation or agreement under this Note, the Security Agreement dated of even or near even date herewith, or under any other instrument now or later evidencing or securing the indebtedness under this Note; or (3) if one or more of the following shall occur and is not discharged within sixty (60) days of its occurrence: (a) any property of Marine Forest under this Note is subject to lien, attachment, levy, or execution, (b) final judgement is entered against Marine Forest in an amount greater than $10,000.00, (c) Marine Forest becomes insolvent, or makes an assignment for the benefit of creditors, or (d) Marine Forest files a petition under the Federal Bankruptcy Act or any state laws intended for the relief of debtors.

     Upon any Event of Default, Marine Forest agrees to pay to Chalon-Hawaii on demand all unpaid principal and accrued interest and charges, plus any costs and attorney's fees incurred by Chalon-Hawaii in collecting and enforcing payment under this Note, whether or not a lawsuit is filed, time being of the essence. Upon such maturity or acceleration, the unpaid principal balance shall bear interest at the judgement rate of interest (currently 10% per year). Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is not paid when due and is placed in the hands of an attorney for collection, or suit is brought hereon, Marine Forest agrees to pay, in either case, all costs of collection, including a reasonable attorney's fees.

     Chalon-Hawaii shall have the right to set-off and apply without demand or notice any or all of Marine Forest's funds held by Chalon-Hawaii or owed by Marine Forest to Chalon-Hawaii, against the indebtedness secured by this Note, without first proceeding against any other Collateral.

     5. General Provisions. Marine Forest waive diligence, presentment, demand of payment, notice of non-payment, protest and notice of protest. This Note shall be binding upon Marine Forest, its general partners, limited partners, stockholders, officers, directors, and their successors and assigns.

     No delay or omission on the part of Chalon-Hawaii in exercising any right shall operate as a waiver of such right or of any other remedy under this Note. Notwithstanding anything to the contrary, time is of the essence. A waiver of any right on any one occasion shall not be constructed as a bar to or waiver of any such right and/or remedy on a future occasion.

     This note may be secured by a security agreement of even or near even date on property located in Okinawa and/or the State of Hawaii together with other security and shall be governed by and constructed under the laws of the State of Hawaii.

                                        MARINE FOREST RESORT, INC.,
                                        a Japanese Corporation


                                        By: /s/ Masami Nisihata
                                            ------------------------------------

                                        Its: President
                                             -----------------------------------

                                        2-3-7, Minato, Nago City, Okinawa, Japan


                                       2